EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
SEPTEMBER 2018 MONTHLY DIVIDEND AND
AUGUST 31, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	September 2018 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of August 31, 2018
•	Next Dividend Announcement Expected October 17, 2018

Vero Beach, Fla., September 17, 2018 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors (the "Board") declared a monthly cash dividend for the month of September 2018. The dividend of $0.08 per share will be paid October 10, 2018, to holders of record on September 28, 2018, with an ex-dividend date of September 27, 2018.  The Company plans on announcing its next dividend after the Board's meeting on October 17, 2018.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 17, 2018, the Company had 52,034,596 shares outstanding. At June 30, 2018, the Company had 52,034,596 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Aug 2018	Jun - Aug
					Net			Weighted	CPR	2018 CPR	Modeled	Modeled
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)(2)	(+50 BPS)(2)
Hybrid/ARM
<3y reset	$1,367	$1,450	0.04%	$106.07	4.07%	5.08%	166	195	1.61%	43.59%	$9	$(7)
3y-5y reset	24,793	24,567	0.70%	99.09	2.57%	3.24%	68	293	0.72%	1.21%	330	(345)
Total Hybrid/ARM	26,160	26,017	0.74%	99.45	2.65%	3.33%	73	288	0.77%	3.43%	339	(352)
Fixed Rate RMBS
Fixed Rate CMO	749,438	772,972	21.98%	103.14	4.27%	4.62%	6	352	7.59%	6.14%	4,581	(9,519)
Fixed Rate CMO Total	749,438	772,972	21.98%	103.14	4.27%	4.62%	6	352	7.59%	6.14%	4,581	(9,519)
15yr 3.5	2,885	2,925	0.08%	101.38	3.50%	3.83%	59	120	2.19%	22.81%	55	(55)
15yr 4.0	774,794	799,106	22.72%	103.14	4.00%	4.52%	4	175	5.18%	4.65%	14,720	(15,847)
15yr Total	777,679	802,031	22.80%	103.13	4.00%	4.51%	4	175	5.17%	4.76%	14,775	(15,902)
20yr 4.0	207,557	214,266	6.09%	103.23	4.00%	4.47%	16	221	9.97%	10.58%	5,003	(5,180)
20yr 4.5	19,506	20,354	0.58%	104.35	4.50%	5.15%	4	235	23.71%	13.37%	289	(374)
20yr Total	227,063	234,620	6.67%	102.26	4.04%	4.52%	15	222	11.15%	12.47%	5,292	(5,554)
30yr 4.0	326,975	334,376	9.51%	102.26	4.00%	4.48%	18	339	4.19%	6.17%	7,874	(9,394)
30yr 4.5	981,023	1,028,271	29.23%	104.82	4.50%	4.92%	12	346	8.63%	9.87%	17,475	(22,984)
30yr 5.0	170,988	183,190	5.21%	107.14	5.00%	5.50%	6	353	5.19%	5.30%	2,622	(3,510)
30yr Total	1,478,986	1,545,837	43.95%	104.52	4.45%	4.89%	13	345	7.25%	8.38%	27,971	(35,888)
Total Fixed Rate RMBS	3,233,166	3,355,460	95.40%	103.78	4.27%	4.71%	9	297	7.10%	7.19%	52,619	(66,863)
Total Pass Through RMBS	3,259,326	3,381,477	96.14%	103.75	4.26%	4.70%	10	297	7.05%	7.14%	52,958	(67,215)
Structured RMBS
Interest-Only Securities	727,477	111,328	3.17%	15.30	3.70%	4.28%	60	246	11.44%	12.13%	(14,291)	9,821
Inverse Interest-Only Securities	238,330	24,499	0.70%	10.28	3.07%	4.86%	50	301	13.42%	12.73%	2,415	(3,047)
Total Structured RMBS	965,807	135,827	3.86%	14.06	3.54%	4.42%	57	260	11.92%	12.27%	(11,876)	6,774
Total Mortgage Assets	$4,225,133	$3,517,304	100.00%		4.09%	4.64%	21	289	8.17%	8.62%	$41,082	$(60,441)

			Int	Int
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
Hedge	Balance	End	(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	1,475,000	Dec-2020	$(18,438)	$18,438
Swaps	1,260,000	Aug-2022	(13,706)	13,706
5-Year Treasury Future	165,000	Dec-2018	(4,058)	4,245
TBA	400,000	Oct-2018	(10,686)	12,405
Swaptions	950,000	Oct-2028	(3,737)	20,540
Hedge Total	4,250,000		$(50,625)	$69,334
Rate Shock Grand Total			$(9,543)	$8,893

(1)	Amounts in the tables above exclude assets with a fair value of approximately $223.1 million sold in August 2018, which settle in September 2018.
(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $113.40 at August 31, 2018. The notional contract value of the short position was $187.1 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of August 31, 2018			As of August 31, 2018
Fannie Mae	$2,251,996	64.0%	Non-Whole Pool Assets	$1,140,897	32.4%
Freddie Mac	1,260,539	35.9%	Whole Pool Assets	2,376,407	67.6%
Ginnie Mae	4,769	0.1%	Total Mortgage Assets	$3,517,304	100.0%
Total Mortgage Assets	$3,517,304	100.0%

(1)	Amounts in the tables above exclude assets with a fair value of approximately $223.1 million sold in August 2018, which settle in September 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Maturity	Repo	Longest
As of August 31, 2018	Borrowings(1)	Debt	in Days	Rate	Maturity
RBC Bank	$459,372	13.1%	35	2.20%	10/30/2018
Mirae	369,038	10.5%	29	2.18%	11/8/2018
JPMorgan	326,369	9.2%	8	2.15%	9/28/2018
Wells Fargo Securities	273,071	7.7%	28	2.14%	10/1/2018
Citigroup	249,947	7.1%	20	2.19%	9/28/2018
Mitsubishi	226,646	6.4%	29	2.17%	10/19/2018
ICBC	181,259	5.1%	46	2.22%	11/20/2018
Cantor	178,467	5.1%	74	2.24%	11/13/2018
ING	160,387	4.5%	20	2.18%	11/29/2018
Natixis	130,745	3.7%	17	2.26%	9/25/2018
ABN AMRO	129,650	3.7%	4	2.10%	9/4/2018
Guggenheim	113,750	3.2%	26	2.17%	11/13/2018
FHLB-Cincinnati	97,718	2.8%	4	2.05%	9/4/2018
KGS	96,186	2.7%	15	2.15%	9/17/2018
South Street Securities Llc	91,620	2.6%	30	2.16%	11/13/2018
ASL CAP	87,449	2.5%	40	2.18%	11/13/2018
ED&F Man	75,287	2.1%	25	2.16%	11/7/2018
GS	73,234	2.1%	10	2.14%	9/10/2018
Daiwa	56,940	1.6%	6	2.13%	9/7/2018
Lucid Management	54,611	1.5%	13	2.18%	9/13/2018
Nomura	43,944	1.2%	22	2.15%	10/22/2018
JVB Financial	26,511	0.8%	39	2.18%	10/16/2018
Mizuho Capital Markets	13,656	0.4%	22	2.17%	9/27/2018
BOA	8,815	0.2%	7	2.58%	9/10/2018
Lucid	5,512	0.2%	20	2.62%	9/20/2018
Total Borrowings	$3,530,184	100.0%	26	2.18%	11/29/2018

(1)
In August 2018, the Company sold assets with a fair value of approximately $223.1 million, which settle in September 2018 that collateralize approximately $210.1 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400